UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) December 3, 2004 (December 2, 2004)

Cendant Corporation
(Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On December 2, 2004, we issued press releases in the U.S. and the U.K. relating to our agreement to acquire ebookers plc, a leading European online travel provider. Copies of these press releases, attached hereto as Exhibits 99.1 and 99.2, are being furnished pursuant to Regulation FD and are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Cendant Corporation on December 2, 2004.
99.2	Recommended Cash Acquisition by Cendant Bidco of ebookers plc dated December 2, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date:  December 3, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated December 3, 2004 (December 2, 2004)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cendant Corporation on December 2, 2004.
99.2	Recommended Cash Acquisition by Cendant Bidco of ebookers plc dated December 2, 2004.